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                                                                  Exhibit 10.5.8

                             AMENDMENT NUMBER EIGHT
                                       TO
                                CREDIT AGREEMENT


This AMENDMENT NUMBER EIGHT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 1, 1999, is entered into by and among MOBILE MINI, INC., a Delaware corporation (the "Borrower"), each financial institution a party to the Credit Agreement (collectively, the "Lenders"), and BT COMMERCIAL CORPORATION acting as agent for the Lenders ("BTCC"), in light of the following facts:

                                 R E C I T A L S

A. The parties hereto have previously entered into that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997, that certain Amendment Number Four to Credit Agreement, dated as of July 30, 1997, that certain Amendment Number Five to Credit Agreement, dated as of March 31, 1998, that certain Amendment Number Six to Credit Agreement, dated as of December 3, 1998, and that certain Amendment Number Seven to Credit Agreement, dated as of March 31, 1999 (as amended, the "Agreement").

B. Borrower desires to pay off certain secured debt, capital leases and subordinated debt, more fully described on Schedule 1, attached hereto, which if paid without the consent of Agent and Lenders would violate Section 8.13(b) of the Agreement and cause and Event of Default.

C. The parties hereto desire to amend the Agreement in accordance with the terms of this Amendment.

                                A G R E E M E N T

NOW, THEREFORE, the parties hereto agree as follows:

1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2. Amendment to Section 2.1. Section 2.1(a) of the Agreement, as amended, is hereby amended by deleting the phrase "in an amount not to exceed such Lender's Proportionate Share of $6,000,000" from such Section and replacing it with the phrase "in an amount not to exceed such Lender's Proportionate Share of $6,083,334".

3. Amendment to Section 2.2. Section 2.2(a) of the Agreement, as amended, is hereby amended by deleting the phrase "which shall not exceed $90,000,000" from such Section and replacing it with the phrase "which shall not exceed $87,000,000".


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4. Limited Waiver of Section 8.13(b). To the extent of the payments on
Indebtedness listed on Schedule 1, attached hereto and incorporated herein by this reference, Agent and Lenders hereby waive the provisions of Section 8.13(b) of the Agreement that prohibits Borrower from making such payments on Indebtedness. Nothing contained herein shall be interpreted to permit Borrower to make any payments now or in the future on Indebtedness not listed on
Schedule 1.

5. Delivery of Vehicle Titles. Borrower shall deliver to Agent, on or before September 30, 1999, all of the certificates of title for those vehicles listed as Schedule 1. Borrower's failure to deliver such titles shall be an Event of Default under the Agreement.

6. Amendment of Annex I. Annex I of the Agreement is hereby amended by deleting the amount of the Revolving Credit Commitment for each Lender and replacing such amounts as follows:

Lender                                                       Revolving Credit Commitment($)
------                                                       -------------------------------

BT Commercial Corporation                                               17,400,000

Bank of America, N.A. (F/K/A Nationsbank N.A.)                          17,400,000

Deutsche Financial Services Corporation                                 17,400,000


Summit Commercial/Gibraltar Corp.                                       17,400,000

Bank One Arizona, N.A.                                                  17,400,000

and by deleting the amount of the Term Commitment for each Lender and replacing such amount as follows:


Lender                                                            Term Credit Commitment ($)
------                                                            --------------------------

BT Commercial Corporation                                              1,216,666

Bank of America, N.A. (F/K/A Nationsbank N.A.)                         1,216,667

Deutsche Financial Services Corporation                                1,216,667

Summit Commercial/Gibraltar Corp.                                      1,216,667

Bank One Arizona, N.A.                                                 1,216,667

7. Conditions Precedent. The effectiveness of this Amendment is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

   a. Agent shall have received this Amendment duly executed by Borrower and Majority Lenders;

   b. Agent shall have received an affirmation letter duly executed by each guarantor under the Guaranties, indicating the consent by each such guarantor to the execution and delivery by Borrower of this Amendment;


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         3. Agent shall have received executed replacement revolving and term promissory notes for each lender under the Agreement in form and substance satisfactory to Agent pursuant to the amendments to the Agreement under Sections 1 and 2 herein; and

         4. Agent shall have received executed modifications or other necessary documents and such title insurance as Agent shall require, either by endorsement to the policy of title insurance, or by a new policy of title insurance, insuring such deed(s) of trust or mortgages and that the lien(s) created thereby continue to be first priority lien, all in form and substance satisfactory to Agent in its sole and absolute discretion, and subject to such exceptions as are approved by Agent.

 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

 9. Reaffirmation of the Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Los Angeles, California as of the date first hereinabove written.

                               MOBILE MINI, INC.,
                               a Delaware corporation


                               By:
                                   ---------------------------------
                                        Larry Trachtenberg,
                                        Chief Financial Officer


                               BT COMMERCIAL CORPORATION,
                               a Delaware corporation, individually and as agent


                               By:
                                  ---------------------------------

                               Title:
                                     ------------------------------


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                                            NATIONSBANK, N.A.


                                            By:
                                               --------------------------------

                                            Title:
                                                   ----------------------------

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                     DEUTSCHE FINANCIAL SERVICES CORPORATION


                      By:
                          -----------------------------------------------
                      Title:
                            ----------------------------------------------


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                        SUMMIT COMMERCIAL/GIBRALTER CORP.


                         By:
                              ------------------------------------------
                         Title:
                               -----------------------------------------





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                                            BANK ONE ARIZONA, N.A.


                                            By:
                                                ------------------------------
                                            Title:
                                                  -----------------------------


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                                   Schedule 1

                       Permitted Payments on Indebtedness

               [to be delivered by Borrower and approved by Agent]


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                              CONSENT OF GUARANTORS


Each of the undersigned, as a guarantor of the obligations of MOBILE MINI, INC., a Delaware corporation ("Borrower"), arising out of that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997, that certain Amendment Number Four to Credit Agreement, dated as of July 30, 1997, that certain Amendment Number Five to Credit Agreement, dated March 21, 1998, that certain Amendment Number Six to Credit Agreement, dated as of December 3, 1998, and that certain Amendment Number Seven to Credit Agreement, dated as of March 31, 1999 (as amended, the "Agreement"), among BT Commercial Corporation, a Delaware corporation ("Agent") and the lenders party thereto ("Lenders"), on the one hand, and Borrower, on the other hand, hereby acknowledges receipt of a copy of that certain Amendment Number Eight to Credit Agreement, dated as of September 1, 1999, among Agent, Lenders and Borrower, consents to the terms contained therein, and agrees that the Continuing Guaranty executed by each of the undersigned shall remain in full force and effect as a continuing guaranty of the obligations of Borrower owing to Agent and Lenders under the Agreement.

Although Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that Agent has no duty under the Agreement, the Continuing Guaranty or any other agreement between us to so notify us or to seek an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

IN WITNESS WHEREOF, each of the undersigned has caused this Consent of Guarantors to be duly executed by its respective authorized officers as of September 1, 1999.

                         MOBILE MINI I, INC.,
                         an Arizona corporation


                         By
                           -------------------------------------------

                         Title
                           -------------------------------------------

                         DELIVERY DESIGN SYSTEMS, INC.,
                         an Arizona corporation


                         By
                           -------------------------------------------
                         Title
                           -------------------------------------------

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